SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC GROWTH EQUITY FUNDS

Fund Reorganizations

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganizations of the Evergreen Funds listed in the table below into the corresponding Wells Fargo Advantage Funds® also listed in the table. The reorganizations were proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds, respectively.   In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved these fund reorganizations.

Evergreen Funds	Wells Fargo Advantage Funds (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen Domestic Growth Equity Funds
Evergreen Growth Fund	Wells Fargo Advantage Traditional Small Cap Growth Fund[1]	Jeff Drummond, Linda Freeman, Paul Carder, Jeffrey Harrison, Edward Rick, Wells Capital Management
Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund[1]	Aziz Hamzaogullari, Wells Capital Management
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund	Cam Philpott, Stuart Roberts, Wells Capital Management
Evergreen Omega Fund	Wells Fargo Advantage Omega Growth Fund[1]	Aziz Hamzaogullari, Wells Capital Management
Evergreen Small-Mid Growth Fund	Wells Fargo Advantage Growth Opportunities Fund[1]	Cam Philpott, Stuart Roberts, Wells Capital Management
Evergreen Strategic Growth Fund	Wells Fargo Advantage Strategic Large Cap Growth Fund[1]	Shannon Reid, David Chow, Jay Zelko, Wells Capital Management

This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.   Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

February 1, 2010                                                                                                                                585995 (2/10)